SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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LRAD Corporation

(Name of Registrant As Specified In Its Charter)

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15378 Avenue of Science, Suite 100

San Diego, California 92128

(858) 676-1112

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 21, 2012

TO THE STOCKHOLDERS OF LRAD CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of LRAD CORPORATION, a Delaware corporation (the “Company”), will be held on March 21, 2012 at 2:00 p.m. local time, at our principal offices located at 15378 Avenue of Science, Suite 100, San Diego, California 92128.

1.	To elect directors to serve for the ensuing year and until their successors are elected;

2.	To ratify the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2012;

3.	To consider an advisory vote on executive compensation;

4.	To consider an advisory vote on the frequency of the advisory vote on executive compensation; and

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

I strongly encourage you to sign up for electronic delivery of our future annual reports and proxy materials in order to conserve natural resources and help us save costs in producing and distributing these materials. For more information, please see “Electronic Delivery of Proxy Materials and Annual Reports” on page 2 of the Proxy Statement.

The Board of Directors has fixed the close of business on January 23, 2012 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors,

Thomas R. Brown
Chairman of the Board

San Diego, California

January 23, 2012

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

2012 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 21, 2012.

THE PROXY STATEMENT, FORM OF PROXY AND THE ANNUAL REPORT FOR THE

FISCAL YEAR ENDED SEPTEMBER 30, 2011 ARE AVAILABLE AT www.proxyvote.com.

LRAD CORPORATION

15378 Avenue of Science, Suite 100, San Diego, California 92128

(858) 676-1112

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To be held March 21, 2012

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited to the holders of common stock on behalf of the Board of Directors (the “Board”) of LRAD Corporation, a Delaware corporation, for use at the Annual Meeting of Stockholders to be held on March 21, 2012, at 2:00 p.m. local time (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at our principal offices located at 15378 Avenue of Science, Suite 100, San Diego, California 92128. We intend to mail or electronically deliver this proxy statement, the accompanying proxy card and Notice of Annual Meeting on or about February 6, 2012 to all stockholders entitled to vote at the Annual Meeting.

Solicitation

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of our company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Voting Rights and Outstanding Shares

We have designated a record date of January 23, 2012 for the Annual Meeting. Only stockholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting. At the close of business on January 21, 2012, we had outstanding and entitled to vote 32,374,499 shares of common stock.

On all matters to be voted upon at the Annual Meeting, each holder of record of common stock on the record date will be entitled to one vote for each share held. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders for the purposes of determining the presence of a quorum and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will nevertheless have discretion to vote your shares on our sole “routine” matter – the ratification of the appointment of our independent registered public accounting firm. Your broker will not have discretion to vote on the following “non-routine” matters absent direction from you: the election of directors recommended by the Board, an advisory vote on executive compensation and an advisory vote on the frequency of holding an advisory vote on executive compensation.

The Board recommends that stockholders vote FOR election of the four directors named in this Proxy Statement to serve until the next Annual Meeting of Stockholders and until their successors are elected and have qualified (see page 2); FOR ratification of the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2012 (see page 7); FOR the proposal regarding an advisory vote on executive compensation (see page 9); and FOR every year in response to the proposal regarding an advisory vote on the frequency of the advisory vote on executive compensation (see page 9).

Revocability of Proxies

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Chairman of the Board at our principal offices, 15378 Avenue of Science, Suite 100, San Diego, California 92128, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy. If you hold shares through a bank or broker, you must contact that firm to revoke any prior proxy.

Stockholder Proposals

The deadline for submitting a stockholder proposal for inclusion in our proxy statement and form of proxy for our 2013 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is September 25, 2012.

Our bylaws also establish an advance notice procedure with respect to certain stockholder proposals and director nominations. If a stockholder wishes to have a stockholder proposal considered at our 2013 annual meeting, the stockholder must give timely notice of the proposal in writing to our Corporate Secretary. To be timely, a stockholder’s notice of the proposal must be delivered to, or mailed and received at our executive offices not earlier than December 21, 2012 and not later than January 20, 2013; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the anniversary of the scheduled date of this year’s Annual Meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or, in the event we first make public announcement of the date of such annual meeting fewer than 70 days prior to the date of such annual meeting, the close of business on the 10th day following the day on which we first make public announcement of the date of such meeting.

A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear on our books, of the stockholder proposing such business; (iii) the class and number of shares which are beneficially owned by the stockholder; (iv) any material interest of the stockholder in such business; and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act, in his or her capacity as a proponent to a stockholder proposal.

Electronic Delivery of Proxy Materials and Annual Reports

If you are a stockholder of record, you may request and consent to electronic delivery of our future proxy materials and annual reports by following the instructions on your proxy card. If your shares are held in street name, please contact your broker, bank or other nominee and ask about the availability of electronic delivery. If you select electronic delivery, we will discontinue mailing the proxy materials and annual reports to you beginning next year and you will be sent an e-mail message notifying you of the Internet address or addresses where you may access the proxy materials and annual report. Your consent to electronic delivery will remain in effect until you revoke it. If you selected electronic delivery last year, we will not mail the materials to you this year and you will receive an e-mail message with the Internet address where you may access the proxy materials and annual report for the current year.

PROPOSAL ONE

ELECTION OF DIRECTORS

There are four nominees for Board positions. Each director to be elected will hold office until the next annual meeting of stockholders and until his or her successor is elected and has qualified, or until such director’s earlier death, resignation or removal. All four of the nominees listed below are currently directors of our company and were elected by the stockholders at our 2011 annual meeting. We encourage our Board members to attend our annual meetings of stockholders. All nominees attended the 2011 annual meeting of stockholders.

In considering candidates for election to the Board, the independent members of the Board seek to assemble a Board that, as a whole, possesses the appropriate balance of professional, management and industry experience, qualifications, attributes, skills, expertise and involvement in areas that are of importance to our business and professional reputation. The independent directors also consider other board service, business, financial and strategic judgment of potential nominees, and desire to have a Board that represents a diverse mix of backgrounds, perspectives and expertise consisting of directors who complement and strengthen the skills of other directors and who also exhibit integrity, collegiality, sound business judgment and any other qualities that the independent members of the Board view as critical to effective functioning of the Board. Each of the nominees for election to the Board has demonstrated a successful track record of strategic, business and financial planning and operating skills. In addition, each of the nominees for election to the Board has experience in management and leadership development and an understanding of operating and corporate governance issues for a public company such as LRAD.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the four nominees named below, subject to the discretionary power to cumulate votes. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. There are no arrangements or understandings between us and any other person pursuant to which he or she was or is to be selected as a director or nominee.

The four candidates receiving the highest number of affirmative votes cast at the meeting will be elected directors.

Our Board of Directors recommends a vote IN FAVOR of each named nominee.

Nominees

The names of the nominees and certain information about them are set forth below. Such information includes their present positions, principal occupations and public company directorships held in the past five years as well as the specific experience, qualifications, attributes or skills of each nominee that led the independent members of the Board to believe that, as of the date of this proxy statement, that nominee should continue to serve on the Board. However, each independent director may have a variety of reasons for believing a particular person would be an appropriate board member, and these views may differ from the views of other independent directors.

Name	Age	Position and Offices	Director Since
Thomas R. Brown	61	President, Chief Executive Officer and Chairman of the Board	2006
Helen C. Adams (1)	52	Director	2010
Laura M. Clague (1)	52	Director	2007
Raymond C. Smith (1)	68	Director	2006

(1)	Member of Audit Committee and Compensation Committee.

Thomas R. Brown, age 61, has been a director since March 2006 and was appointed as President and Chief Executive Officer in August 2006 and Chairman of our Board of Directors in April 2009. Mr. Brown served as President of BrownThompson Executive Search, a financial executive search firm, from April 2005 to August 2006. Mr. Brown was employed by Sony Electronics, Inc. from February 1988 to September 2004. From April 2001 to September 2004, Mr. Brown was Executive Vice President and Deputy President of the Engineering and Manufacturing division of Sony Electronics, Inc., where he was responsible for supply chain operations including Information Technology, Procurement, Customer Service, North American Manufacturing Operations and Finance. From April 2000 to September 2004, Mr. Brown was concurrently the Executive Vice President and President of Information Technology Division for Sony Electronics, where he was responsible for establishing the North American personal computer manufacturing division. Mr. Brown is a member of the board of directors of Mad Catz Interactive, Inc. (AMEX/TSX: MCZ), a provider of video game accessories. Mr. Brown holds a B.A. in Economics from Rutgers University. Mr. Brown’s extensive business experience and background, demonstrated leadership as an executive at Sony Electronics, his prior board experience, and his service as our Chief Executive Officer since 2006, qualify him to serve on our Board.

Helen C. Adams, age 52, has been a director since March 2010. Ms. Adams retired in 2009, after more than 27 years serving as a partner and certified public accountant with Deloitte & Touche LLP. Ms. Adams’ experience and background with Deloitte was particularly focused on emerging technologies and alternative energy. Ms. Adams has served in executive positions on the boards of directors of the Senior Community Centers, Make a Wish of San Diego, and the YWCA, and in professional organizations such as the San Diego Chairmen’s Roundtable and the American Wind Energy Association. Ms. Adams was most recently the Chairman of the Board of Directors of Athena – San Diego, a professional organization for executive women in science and technology, and currently serves as the audit committee chair for the California State University at San Marcos Foundation Board. Ms. Adams is a certified public accountant, and has a B.S. in Accounting from San Diego State University. Ms. Adam’s qualifications to serve on the board include her strong financial acumen and broad business knowledge developed through her more than 27 years of experience in a large public accounting firm and her corporate governance experience which she gained through her role as Partner in a large, international accounting firm and prior board experience.

Laura M. Clague, age 52, has been a director since February 2007. Ms. Clague is the vice president, corporate controller of Amylin Pharmaceuticals, Inc., a biopharmaceutical company, where she has served since 2003. From 1988 to 1999, Ms. Clague was the director of finance and accounting operations, controller and accounting manager at Sony Electronics, Inc. From 1985 to 1988, Ms. Clague served as internal audit supervisor at Cubic Corporation. From 1982 to 1985, Ms. Clague held various audit positions at KPMG, the last of which was audit supervisor. Ms. Clague is a certified public accountant, and has a B.S. in Business Administration from Menlo College. Ms. Clague’s qualifications to serve on the board include her significant experience as a financial executive in a publicly traded company, as well as her strong accounting and finance background resulting from her years in public accounting and industry.

Raymond C. Smith, age 68, has been a director since March 2006. Admiral Smith served 31 years in the U.S. Navy SEALS until his retirement in 2001. He held various leadership positions, most recently Director of Assessment of the Office of the Chief of Naval Operations, where he directed capability assessment for the U.S. Navy. During his service with the Navy SEALS, Admiral Smith held positions based in San Diego, California, Tampa, Florida and Newport, Rhode Island. From 2001 to 2002, Admiral Smith

was Chief Operating Officer of Cathedral of Our Lady of Angels in Los Angeles, where he supervised all business activities within the Cathedral complex. From 2003 to 2005, Admiral Smith was President of Seraphim Realty Foundation, a Los Angeles charitable organization dedicated to assisting charities with donated real estate as a means of increasing their endowments. Admiral Smith is a director of EP Global Communications, Inc., publisher of Exceptional Parent magazine and provider of other services for families of people with disabilities and special health care needs. Admiral Smith obtained a B.S. in Engineering from the U.S. Naval Academy in 1967 and an M.S. in Oceanography from the Naval Postgraduate School in 1974. Admiral Smith’s extensive senior military leadership experience, in addition to his strong team building, strategic planning, project management and budgetary responsibilities through his 31 years in the U.S. Navy SEALS qualifies him to serve on our Board.

BOARD AND COMMITTEE MATTERS AND CORPORATE GOVERNANCE MATTERS

Corporate Governance

We maintain a corporate governance page on our website that includes key information about our corporate governance initiatives, including our Code of Business Conduct and Ethics, our Charters for the committees of the Board, and our Whistleblower Protection Policy. The corporate governance page can be found at www.lradx.com by clicking on “Investors,” and then on “Corporate Governance.”

Our policies and practices reflect corporate governance initiatives that are designed to be compliant with the listing requirements of The NASDAQ Stock Market and the corporate governance requirements of the Sarbanes-Oxley Act of 2002, including:

•	A majority of our Board members are independent of our company and our management;

•	All members of our standing Board committees—the Audit Committee and the Compensation Committee—are independent;

•	The independent members of our Board meet regularly without the presence of management;

•	We have a clear code of business conduct and ethics that applies to our principal executive officers, our directors and all of our employees, and is monitored by our Audit Committee;

•	The charters of the board committees clearly establish their respective roles and responsibilities; and

•

We have a hotline available to all employees, and our Audit Committee has procedures in place for the anonymous submission of employee complaints on accounting, internal accounting controls, or auditing matters.

Board of Directors

Our Board currently consists of four directors: Thomas R. Brown (Chairman), Helen C. Adams, Laura M. Clague and Raymond C. Smith. During the fiscal year ended September 30, 2011, our Board held six meetings. All directors serving on the Board during the fiscal year ended September 30, 2011 attended at least 75% of the aggregate of the total number of the meetings of the Board and the total number of meetings held by all committees of the Board on which he or she served (in each case during the period in which he or she served).

Independence of the Board

As required under the NASDAQ Stock Market listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors.

After review of all relevant transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent registered public accounting firm, our Board has affirmatively determined that Ms. Adams, Ms. Clague and Admiral Smith are independent directors within the meaning of the applicable NASDAQ listing standards.

Board Leadership Structure

Thomas R. Brown currently serves as Chief Executive Officer and Chairman of the Board. The Board does not have a lead independent director. We do not have a formal policy with respect to separation of the offices of Chairman of the Board and Chief Executive Officer, and the Board believes that it should maintain flexibility to select our Chairman and board leadership structure from time to time. The Board believes that it is currently in our best interest, and that of our stockholders, for Mr. Brown to serve in both roles. The Board believes this provides us an efficient and effective leadership model. Combining the Chairman and CEO roles fosters clear accountability, effective decision-making and alignment on corporate strategy. In light of Mr. Brown’s knowledge of our business and industry, and his experience successfully navigating us through both strong and challenging periods, his ability to speak as Chairman and CEO provides us with strong unified leadership.

Role of Board in Risk Oversight

Our management is primarily responsible to manage risk and inform the Board regarding our most material risks. The Board has oversight responsibility of the processes established to monitor and manage such risks. The Board believes that such oversight function is the responsibility of the entire Board through frequent reports and discussions at regularly scheduled Board meetings. In addition, the Board has delegated specific risk management oversight responsibility to the Audit Committee and to the independent members of the Board. In particular, the Audit Committee oversees management of risks related to accounting, auditing and financial reporting and maintaining effective internal controls for financial reporting. The Compensation Committee oversees risk management related to our executive compensation plans and arrangements. The independent members of the Board oversee risk management related to our corporate governance practices. The Board believes that the leadership structure described above under “Board Leadership Structure” facilitates the Board’s oversight of risk management because it allows the Board, working through its committees, including the independent Audit Committee and the Compensation Committee, to participate actively in the oversight of management’s actions. These specific risk categories and our risk management practices are regularly reviewed by the entire Board in the ordinary course of regular Board meetings.

Executive Sessions

As required under NASDAQ listing standards, during the calendar year ended December 31, 2011, our independent directors met at least twice in regularly scheduled executive sessions at which only independent directors were present.

Stockholder Communications with the Board

We have adopted a formal process by which stockholders may communicate with our Board. The Board recommends that stockholders initiate any communications with the Board in writing and send them in care of Investor Relations by mail to our principal offices, 15378 Avenue of Science, Suite 100, San Diego, CA 92128. This centralized process will assist the Board in reviewing and responding to stockholder communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication. The Board has instructed Investor Relations to forward such correspondence only to the intended recipients; however, the Board has also instructed Investor Relations, prior to forwarding any correspondence, to review such correspondence and, in its discretion, not to forward certain items if they are deemed of a personal, illegal, commercial, offensive or frivolous nature or otherwise inappropriate for the Board’s consideration. In such cases, that correspondence will be forwarded to our corporate Secretary for review and possible response. This information is also contained on our website at www.lradx.com.

Information Regarding the Board Committees

During the fiscal year ended September 30, 2011, the Board had two standing committees: the Audit Committee and the Compensation Committee. The current charters for the Audit Committee and the Compensation Committee can be found on our website at www.lradx.com.

Audit Committee

Our Board has a separately designated standing Audit Committee established in accordance with Section 3(a)(58) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Audit Committee oversees our corporate accounting and financial reporting processes. Among other functions, the Audit Committee:

•	evaluates the performance of and assesses the qualifications of the independent registered public accounting firm;

•	engages the independent registered public accounting firm;

•	determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm;

•	confers with senior management and the independent registered public accounting firm regarding the adequacy and effectiveness of financial reporting;

•	reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;

•	considers the effectiveness of our Company’s internal control system, including information technology security and control;

•

understands the scope of the independent registered public accounting firm’s review of internal control over financial reporting, and obtains reports on significant findings and recommendations, together with management’s responses;

•	monitors the rotation of partners of the independent registered public accounting firm on our audit engagement team as required by law;

•

oversees procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	reviews the procedures for communicating the code of business conduct and ethics to our company personnel, and for monitoring compliance therewith;

•	reviews annually the Audit Committee’s written charter and the committee’s performance and reports the same to the Board;

•	reviews the financial statements to be included in our Annual Report on Form 10-K as well as interim financial reports;

•	discusses with management and the independent registered public accounting firm the results of the annual audit and the results in our quarterly financial statements; and

•	reviews and approves all related party transactions on an ongoing basis.

The Audit Committee has the authority to retain special legal, accounting or other advisors or consultants as it deems necessary or appropriate to carry out its duties. The Audit Committee is composed of Ms. Adams (Chair), Ms. Clague and Admiral Smith. The Audit Committee met four times during fiscal 2011.

The Board annually reviews the NASDAQ listing standards definition of independence for audit committee members and has determined that all members of our Audit Committee are independent under applicable SEC rules and NASDAQ listing standards. Our Board has determined that each member of the Audit Committee is able to read and understand fundamental financial statements, including our company’s balance sheet, income statement and cash flow statement. Our Board has also determined that Ms. Adams and Ms. Clague each qualify as an “audit committee financial expert,” as defined in applicable SEC rules. In making such determinations, the Board made a qualitative assessment of Ms. Adams’ and Ms. Clague’s level of knowledge and experience based on a number of factors, including each individual’s formal education and experience. See “Report of the Audit Committee.”

Compensation Committee

The Compensation Committee assists in the implementation of, and provides recommendations with respect to, our general and specific compensation policies and practices for our company’s executives. The Compensation Committee also administers our 2005 Equity Incentive Plan. Among other functions, the Compensation Committee:

•	reviews and approves the performance goals and objectives for executive officers, including our CEO;

•	evaluates the CEO’s performances in light of those goals and objectives and recommends to the Board the CEO’s compensation levels;

•	recommends to the Board the compensation of executive officers other than the CEO;

•	reports on executive compensation for inclusion in our company’s proxy statements;

•	reviews annually the Board compensation and makes related recommendations to the Board; and

•	reviews annually the Compensation Committee’s written charter and the committee’s performance and reports the same to the Board.

The Compensation Committee has the authority to retain special legal or other advisors or consultants as it deems necessary or appropriate to carry out its duties. The Compensation Committee is composed of Ms. Clague (Chair), Ms. Adams and Admiral Smith. The Compensation Committee held six meetings during fiscal 2011. See “Report of the Compensation Committee.”

Each member of the Compensation Committee is independent under applicable NASDAQ listing standards, an “outside director” as defined in Section 162(m) of the Internal Revenue Code and a “non-employee director” as defined in Rule 16b-3 under the Exchange Act.

Director Nominations

The Board performs the functions associated with a nominating committee. The Company’s independent directors make recommendations to the full Board for nominations to fill vacancies on the Board and for selecting the management nominees for the directors to be elected by the Company’s shareholders at each Annual Meeting. The Board believes that, considering the size of the Company and the Board, nominating decisions can be made effectively on a case-by-case basis by the Board. In carrying out the functions of a nominating committee, the Board does not rely on a nominating committee charter. Rather, the independent directors of the Company apply the guidelines set forth below in considering nominations to the Board.

Director Qualifications

The Board believes that new candidates for director should have certain minimum qualifications, including having the knowledge, capabilities, experience and contacts that complement those currently existing within our company; ability and qualifications to provide our management with an expanded opportunity to explore ideas, concepts and creative approaches to existing and future issues, and to guide management through the challenges and complexities of building a quality company; ability to meet contemporary public company board standards with respect to general governance; stewardship, depth of review, independence, financial certification, personal integrity and responsibility to stockholders; genuine desire and availability to participate actively in the development of our future; and an orientation toward maximizing stockholder value in realistic time frames. The Board also intends to consider for new Board members such factors as ability to contribute strategically through relevant industry background and experience, on either the vendor or the end user side; strong current industry contacts; ability and willingness to introduce and open doors to executives of potential customers and partners; current employment as the CEO of an acoustic products, media, advertising, military or government supply company larger than our company; independence from our company and current board members; and a recognizable name that would add credibility and value to our company and its stockholders. The Board does not have a formal policy regarding diversity, but as described above considers a broad range of attributes and characteristics in identifying and evaluating nominees for election to the Board. The Board views diversity broadly to include diversity of experience, skills and viewpoint in addition to more traditional diversity concepts. The Board may modify these qualifications from time to time.

Evaluating Nominees for Director

The Board reviews candidates for director nominees in the context of the current composition of our Board, our operating requirements and the long-term interests of stockholders. In conducting this assessment, the Board currently considers, among other factors, diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and our company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Board reviews such directors’ overall service to our company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Board also determines whether the nominee must be independent, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Board then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Board conducts any appropriate and necessary inquiries into the background and qualifications of possible candidates after considering the function and needs of our Board. The Board meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to our Board by majority vote. To date, neither the Board nor any predecessor to the Board has paid a fee to any third party to assist in the process of identifying or evaluating director candidates. To date, neither the Board nor any predecessor to the Board has rejected a timely director nominee from a stockholder or group of stockholders that beneficially owned, in the aggregate, more than 5% of our voting stock.

Stockholder Nominations

The Board applies the same guidelines (described above) to stockholder nominees as applied to nominees from other sources. Any stockholder who wishes to recommend for the Board of Director’s consideration a prospective nominee to serve on the Board may do so by giving the candidate’s name and qualifications in writing to our Chairman of the Board at the following address: 15378 Avenue of Science, Suite 100, San Diego, California 92128.

Code of Business Conduct and Ethics

We have adopted a “Code of Business Conduct and Ethics,” a code of ethics that applies to all employees, including our executive officers. A copy of the Code of Business Conduct and Ethics is posted on our Internet site at www.lradx.com. In the event we make any amendments to, or grant any waivers of, a provision of the Code of Business Conduct and Ethics that applies to the principal executive officer, principal financial officer, or principal accounting officer that requires disclosure under applicable SEC rules, we intend to disclose such amendment or waiver and the reasons therefor on a Form 8-K or on our next periodic report.

PROPOSAL TWO

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2012. A representative of Squar, Milner, Peterson, Miranda & Williamson, LLP is expected to be present at the Annual Meeting. If present, the representative will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions. Stockholder ratification of the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP is not required by our bylaws or otherwise. However, we are submitting the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will consider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of our company and our stockholders.

The affirmative vote of a majority of the votes cast at the meeting, either in person or by proxy, is required to ratify the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders for the purpose of determining a quorum and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Independent Registered Public Accountants Fees

The following table presents fees billed by Squar, Milner, Peterson, Miranda & Williamson, LLP for professional services rendered for the fiscal years ended September 30, 2010 and 2011:

	Fiscal 2010	Fiscal 2011
Audit Fees (1)	$117,748	$161,781
Audit Related Fees (2)	2,592	7,069
Tax Fees (3)	12,852	12,932
All Other Fees (4)	—	—

Total	$133,192	$181,782

(1)	Audit Fees include fees and expenses for professional services rendered in connection with the audit of our financial statements for those years, the audit of our internal control over financial reporting for fiscal 2011, reviews of the financial statements included in each of our quarterly reports on Form 10-Q during those years and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.
(2)	Audit Related Fees consist of fees billed for assurance related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” Included in Audit Related Fees are fees and expenses related to reviews of registration statements and SEC filings other than Forms 10-K and 10-Q.
(3)	Tax Fees include the aggregate fees paid by us during the fiscal year indicated for professional services for tax compliance, tax advice and tax planning.
(4)	All Other Fees consist of fees for products and services other than the services reported above. No such fees were billed by Squar, Milner, Peterson, Miranda & Williamson, LLP for fiscal 2010 or 2011.

Audit Committee Pre-Approval Policies and Procedures

All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the registered public accounting firm’s independence. The Audit Committee pre-approves the annual engagement of the principal independent registered public accounting firm, including the performance of the annual audit and quarterly reviews for the subsequent fiscal year, and pre-approves specific engagements for tax services performed by such firm. The Audit Committee has also established pre-approval policies and procedures for certain enumerated audit and audit related services performed pursuant to the annual engagement agreement, including such firm’s attendance at and participation at Board and committee meetings; services of such firm associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings, such as comfort letters and consents; such firm’s assistance in responding to any SEC comment letters; and consultations with such firm as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, Public Company Accounting Oversight Board (PCAOB), Financial Accounting Standards Board (FASB), or other regulatory or standard-setting bodies. The Audit Committee is informed of each service performed pursuant to its pre-approval policies and procedures.

The Audit Committee has considered the role of Squar, Milner, Peterson, Miranda & Williamson, LLP in providing services to us for the fiscal year ended September 30, 2011 and has concluded that such services are compatible with such firm’s independence.

Our Board of Directors recommends a vote IN FAVOR of

the ratification of the selection of our independent registered public accounting firm.

PROPOSAL THREE

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As described below under “Compensation Discussion and Analysis” in this Proxy Statement, our executive compensation program is designed to attract, motivate and retain a talented team of executives. We seek to accomplish this goal in a way that rewards performance that is aligned with our stockholders’ long-term interests. We believe that our executive compensation program satisfies this goal and is strongly aligned with the long-term interests of our stockholders.

We are required to submit a proposal to our stockholders for a (non-binding) advisory vote on the compensation of our named executive officers pursuant to Section 14A of the Exchange Act. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers. Accordingly, the following resolution is submitted for stockholder vote at the 2012 Annual Meeting:

“RESOLVED, that the stockholders of LRAD Corporation approve, on an advisory basis, the compensation of its named executive officers as disclosed in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in the Proxy Statement for the 2012 Annual Meeting.”

As an advisory vote, this proposal is not binding. However, the Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by stockholders in their vote on this proposal and will continue to consider the outcome of the vote when making future compensation decisions for named executive officers.

Our Board of Directors recommends that stockholders vote FOR the approval, on an advisory basis,

of the compensation of our named executive officers, as disclosed in this Proxy Statement.

PROPOSAL FOUR

ADVISORY VOTE ON THE FREQUENCY OF HOLDING AN ADVISORY VOTE

ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act and related SEC rules also require that we provide stockholders the opportunity to vote, on a non-binding, advisory basis, as to how frequently we should hold future non-binding, advisory votes on the compensation of our named executive officers as disclosed in our annual proxy statement in accordance with SEC rules (which we refer to as “a non-binding, advisory vote on executive compensation”). SEC rules provide that stockholders must have an opportunity to indicate whether they would prefer that we hold future advisory votes on executive compensation every year, once every two years, or once every three years.

The Board has determined that holding an advisory vote on executive compensation every year is most appropriate for the Company and recommends that you vote that we hold an advisory vote on executive compensation every year.

You are not voting to approve or disapprove the Board’s recommendation but instead for one of the specified choices. Accordingly, with respect to this proposal, you should vote for one year, two years, or three years, based on your preference as to the frequency with which an advisory vote on executive compensation should be held or, if you have no preference, you may choose to abstain from voting on this proposal.

The option of yearly, every two years or every three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. However, as this is an advisory vote, the result will not be binding. Our Compensation Committee will consider the outcome of the vote when determining how often we hold an advisory vote on executive compensation.

Our Board of Directors recommends a vote for the option of

EVERY YEAR as the frequency with which stockholders are provided any advisory vote on executive compensation.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of January 21, 2012 by: (i) each director and nominee; (ii) each of the named executive officers reflected in the Summary Compensation Table; (iii) all of our executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class (1)
Common Stock	Elwood G. Norris 1941 Ramrod Avenue, Suite 100 Henderson, Nevada 89014	3,150,624	(2)	9.5%

Common Stock	Austin W. Marxe and David M. Greenhouse 527 Madison Avenue, Suite 2600 New York, New York 10022	4,773,361	(3)	14.4%

Common Stock	Manatuck Hill Partners, LLC 1465 Post Road East Westport, Connecticut 06880	1,951,122	(4)	6.0%

Common Stock	Thomas R. Brown 15378 Avenue of Science, Ste. 100 San Diego, California 92128	1,656,566	(5)	4.9%

Common Stock	Helen C. Adams 15378 Avenue of Science, Ste. 100 San Diego, California 92128	21,875	(6)	*

Common Stock	Laura M. Clague 15378 Avenue of Science, Ste. 100 San Diego, California 92128	82,000	(7)	*

Common Stock	Raymond C. Smith 15378 Avenue of Science, Ste. 100 San Diego, California 92128	84,000	(6)	*

Common Stock	Katherine H. McDermott 15378 Avenue of Science, Ste. 100 San Diego, California 92128	327,466	(8)	1.0%

	All directors and executive officers as a group (5 persons)	2,171,907	(9)	6.3%

*	Less than 1%.
(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise indicated below, this table is based on information supplied by officers, directors and principal stockholders. The inclusion in this table of such shares does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of, or receives the economic benefit of, such shares. Percentage of class is based on 32,374,499 shares of common stock outstanding on January 21, 2012. Except as otherwise stated below, each of the named persons has sole voting and investment power with respect to the shares shown (subject to community property laws).
(2)	Beneficial ownership is based on information provided by the stockholder as of January 18, 2012 and includes 2,325,629 shares held by a family trust for which Mr. Norris serves as trustee, 44,995 shares held by an investment company controlled by Mr. Norris, and 780,000 shares issuable upon the exercise of outstanding stock options within 60 days of January 21, 2012.
(3)

Beneficial joint ownership by Mr. Marxe and Mr. Greenhouse is based on information provided by the stockholder as of January 13, 2012 and consists of 3,985,271 shares of common stock and 788,090 warrants held by the following entities: 1,832,257 shares and 372,466 warrants owned by Special Situations Fund III QP, L.P., 612,989 shares and 102,564 warrants owned by Special Situations Private Equity Fund, L.P., 213,423 shares and 43,385 warrants owned by Special Situations Technology Fund, L.P., and 1,326,602 shares and 269,675 warrants owned by Special Situations Technology Fund II, L.P. MGP Advisors Limited Partnership, or MGP, is the general partner of the Special Situations Fund III QP, L.P. and AWM Investment Company, Inc., or AWM, is the general partner of MGP. SST Advisers, L.L.C., or SSTA, is the general partner of the Special Situations Technology Fund, L.P. and Special Situations Technology Fund II, L.P. MG Advisers, L.L.C., or MG, is the general partner of the Special Situations Private Equity Fund, L.P. AWM is the investment adviser to Special Situations Fund III QP, L.P., Special Situations Technology Fund, L.P., Special Situations Technology Fund II, L.P. and Special Situations Private Equity Fund, L.P. Austin W. Marxe and David M. Greenhouse are the principal owners of MGP, AWM, SSTA and MG, and are principally responsible for the selection, acquisition, voting and disposition of the portfolio securities by each investment adviser on behalf of its fund. Both Messrs. Marxe and Greenhouse share voting and dispositive power with respect to shares held by these stockholders.
(4)	Beneficial ownership by Manatuck Hill Partners, LLC is based on information provided by the stockholder as of March 31, 2011 and consists of 1,951,122 shares of common stock. Manatuck Hill Partners, LLC has sole voting and dispositive power with respect to the shares.
(5)	Includes 1,629,166 shares issuable upon exercise of outstanding stock options within 60 days of January 21, 2012.
(6)	Consists of shares issuable upon exercise of outstanding stock options within 60 days of January 21, 2012.
(7)	Includes 2,000 shares held by spouse and 80,000 shares issuable upon exercise of outstanding stock options within 60 days of January 21, 2012
(8)	Includes 316,666 shares issuable upon exercise of outstanding stock options within 60 days of January 21, 2012.
(9)	Includes 2,131,707 shares issuable upon exercise of outstanding stock options within 60 days of January 21, 2012.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of any class of our securities registered under Section 12(g) of the Exchange Act to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended September 30, 2011, we believe that all persons subject to the reporting requirements pursuant to Section 16(a) filed the required reports on a timely basis with the SEC.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Philosophy and Objectives

Our compensation and benefits programs are designed to attract and retain executive officers and key employees necessary to support its business plans and to create and sustain a competitive advantage in the market segment in which it competes. We intend to be competitive with other similarly situated companies in our industry to permit us to attract and retain individuals with the skills necessary to execute our business plan.

In structuring its compensation program for executive officers, including the named executive officers who appear in the compensation tables following this Compensation Discussion and Analysis, our fundamental objectives are to:

•	Attract and retain talented executive officers who can contribute to the achievement of our goals, most notably, the increase in stockholder value;

•	Align the interests of our executive officers with our near, medium and long-term goals and those of our stockholders, employees and other stakeholders;

•	Focus executive officers on achievement of our goals in a manner that fosters team performance and team focus;

•	Reward superior performance by our company as a whole, and to a lesser extent superior individual performance; and

•	Accomplish these objectives effectively while managing the total cost of the compensation plan.

Our compensation program includes cash compensation, which it views as a short-term incentive, and equity compensation, which it believes provides incentives over a longer term. Cash compensation for executive officers consists of a base salary commensurate with the individual executive officer’s experience and potential contribution to our overall performance, and an annual incentive bonus based on our attainment of certain performance goals as a company. Our equity compensation awards are designed to reward executive officers for the financial and operating performance of the company as a whole, as well as the executive’s individual contributions to our overall success.

Determination of Compensation Awards

Our executive compensation program is designed and implemented primarily by the Compensation Committee with input from a number of sources, including the full Board, our President and Chief Executive Officer and such additional compensation information as the Compensation Committee deems appropriate. The Compensation Committee does not delegate, to management or any other parties, its duties to review our executive compensation program, which it reviews annually.

In determining compensation for our executive officers, the Compensation Committee annually reviews information which it deems relevant. The Compensation Committee also evaluates our performance and generally determines whether the compensation elements and levels that it provides to its executive officers are appropriate relative to their counterparts, in light of each executive officer’s individual contribution to our overall performance. The Compensation Committee does not believe that it is appropriate to establish compensation levels based solely on compensation provided by other companies. In addition, the Compensation Committee relies upon its judgment in making compensation decisions after carefully evaluating each executive officer’s individual performance and our performance during the year.

The Compensation Committee directly determines the compensation package provided to our Chief Executive Officer based on the Chief Executive Officer’s individual performance and the performance of our company as a whole, receiving input as it deems appropriate. For named executive officers other than the Chief Executive Officer, as well as for our other executives, the Chief Executive Officer makes recommendations for each individual’s compensation package to the Compensation Committee. In making these recommendations, the Chief Executive Officer considers the individual’s performance, performance of the company as a whole and the individual’s contribution to our performance. The Compensation Committee discusses these recommendations with the Chief Executive Officer. The Compensation Committee further reviews and discusses these recommendations in executive session without any members of management present.

Elements of Executive Compensation

We seek to achieve the objectives of the executive compensation program through a mix of cash and equity compensation, plus appropriate health, welfare and other benefits. The specific elements of executive compensation are described below:

Base Salary. Base salary for executive officers, including the Chief Executive Officer, is determined on the date of hire, and evaluated annually thereafter or on any material change of duties, responsibilities or position. In determining base salary for executive officers, the Compensation Committee considers individual and company performance, potential of the executive officer to contribute to our long-term success, scope of responsibilities, experience and competitive salary practices.

Annual Cash Bonuses. For fiscal year 2012, we have established an executive officer and employee incentive plan designed to motivate our employees to achieve our financial objectives and to reward them for their achievements when those objectives are met. Under the incentive plan, target bonus amounts (“Target”) vary based on a percentage of the employee’s base salary, which are 50% of base salary for executive officers and range from 10% to 50% of base salary for other employees depending on their level of responsibility. A bonus payment will be made at three levels, including at 50% of Target, at 100% of Target and at 200% of Target, depending upon the achievement by our company of specified earnings per share goals. For purposes of the earnings per share calculation, the number of shares outstanding will also be held constant as of October 1, 2011. We had a similar incentive plan in place for fiscal 2011, under which our executive officers were awarded aggregate bonuses in the amount of $440,000.

Long-Term Incentive Compensation. Long-term incentive compensation generally includes awards granted under our stock option plans. The objective of equity compensation awards is to align executive officers’ interests with the longer term interests of stockholders. These awards, which are at risk and dependent on the creation of incremental stockholder value over several years, represent a portion of the total compensation opportunity provided for the executive officers. Award sizes are based on level of responsibility, the individual’s potential to make significant contributions to the company, individual performance and award levels at other similar companies.

Other Benefits Programs. Our executive compensation program also includes what we believe to be competitive benefits plans and programs, including a 401(k) savings plan and health and welfare benefits, such as medical, dental, vision care and life insurance benefits.

Severance Benefits. Upon termination of employment, Mr. Brown is entitled to receive severance payments under his employment agreement with us. The Compensation Committee reviews and determines the severance benefits provided to executive officers in connection with reviewing employment agreements and offer letters. Information regarding the severance benefits to which Mr. Brown is entitled is provided under the heading “Potential Payments Upon Termination or Change-in-Control” below.

Section 162(m) Treatment Regarding Performance-Based Equity Awards

Under Section 162(m) of the Internal Revenue Code of 1986, as amended, a public company is generally denied deductions for compensation paid to the chief executive officer and the next four most highly compensated executive officers to the extent the compensation for any such individual exceeds one million dollars for the taxable year. Our executive compensation programs are designed to preserve the deductibility of compensation payable to executive officers, although deductibility will be only one among a number of factors considered in determining appropriate levels or types of compensation.

Compensation Committee Report*

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management, and based on such review and discussions, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in our Proxy Statement for the 2012 Annual Meeting of Stockholders.

COMPENSATION COMMITTEE

Laura M. Clague (Chair)

Helen C. Adams

Raymond C. Smith

*	The material in this report is not soliciting material, is not deemed filed with the SEC, and is not incorporated by reference in any of our filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether made on, before, or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

Summary Compensation Table

The table below summarizes the total compensation paid or earned by our Chief Executive Officer, Chief Financial Officer and each of our three other most highly compensated executive officers for the fiscal year ended September 30, 2011. We refer to each such person as a “named executive officer.”

Name and Principal Position	Fiscal Year	Salary	Bonus	Option Awards		All Other Compensation	Total
Thomas R. Brown	2011	$268,750	$268,750	$181,113	(1)	$11,302	$729,915
President and Chief Executive Officer	2010	$250,000	$125,000	$35,694	(2)	$8,281	$418,975
	2009	$250,000	$125,000	$602,796	(3)	$3,750	$981,546
Katherine H. McDermott	2011	$171,250	$171,250	$60,137	(1)	$9,090	$411,727
Chief Financial Officer and Secretary	2010	$160,000	$80,000	$17,925	(2)	$5,200	$263,125
	2009	$160,000	$80,000	$95,786	(3)	$1,800	$337,586

(1)	The amounts for 2011 reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended September 30, 2011, in accordance with ASC 718, “Compensation-Stock Compensation”. Assumptions used in the calculation of these amounts are included in the notes to our audited financial statements for the fiscal year ended September 30, 2011, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on December 5, 2011.
(2)	The amounts for 2010 reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended September 30, 2010, in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in the notes to our audited financial statements for the fiscal year ended September 30, 2010, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on December 1, 2010.
(3)	The amounts for 2009 reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended September 30, 2009, in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in the notes to our audited financial statements for the fiscal year ended September 30, 2009, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on December 1, 2009.

No named executive officer received any form of non-cash compensation from us in the fiscal year ended September 30, 2011, or currently receives any such compensation, in excess of 10% of the total amount of annual salary and bonus reported for the named executive officer above. No named executive officer received a restricted stock award, a stock appreciation right or a long-term incentive plan payout in the fiscal year ended September 30, 2011.

Employment Arrangements

We have entered into the following employment arrangements with each of the named executive officers reflected in the Summary Compensation Table.

Mr. Thomas R. Brown—Effective August 23, 2006, we entered into a letter agreement with Mr. Brown pursuant to which he was appointed as our President and Chief Executive Officer commencing September 5, 2006. Under his employment agreement, Mr. Brown’s current annual salary is $275,000, and Mr. Brown participates in bonus, benefit and other incentives at the discretion of the Compensation Committee. In connection with his employment, Mr. Brown is eligible for an annual bonus as recommended by the Compensation Committee and approved by the Board. The bonus for 2012 is based on the bonus plan described below under the heading “Executive Officer and Employee Incentive Plan.” Mr. Brown received a bonus of $268,750 for fiscal 2011 and $125,000 for fiscal 2010, based on meeting the bonus criteria for such fiscal years. In the event that Mr. Brown’s employment is terminated for any reason other than cause, or if he resigns for good reason, he will be entitled to severance equal to one month’s salary for each two month period of service, or portion thereof, up to six months’ salary. He will also be entitled to continuation of his company-provided health and dental benefits for the same period. Mr. Brown is also entitled to participate in the Change in Control Severance Benefit Plan whereby in the event of a qualifying termination, he will be entitled to receive (i) a lump sum payment equal to twenty-four months’ base salary (less applicable tax and other withholdings), (ii) a lump sum payment equal to the officer’s target bonus for the year in which the officer is terminated, (iii) continuation of health benefits for twenty-four months and (iv) accelerated vesting of any unvested stock options and other securities or similar incentives held at the time of termination.

Ms. Katherine H. McDermott—Effective June 25, 2007, we entered into a letter agreement with Ms. McDermott pursuant to which she was appointed Controller/Chief Accounting Officer, and subsequently Chief Financial Officer. Under her employment agreement, Ms. McDermott’s current annual salary is $175,000, and Ms. McDermott participates in bonus, benefit and other incentives at the discretion of the Compensation Committee. Ms. McDermott’s bonus for 2012 is based on the bonus plan described below under the heading “Executive Officer and Employee Incentive Plan.” Ms. McDermott received a bonus of $171,250 for fiscal 2011 and $80,000 for fiscal 2010, based on meeting the bonus criteria for such fiscal years. Ms. McDermott’s employment is not for a specified period or term of employment and is terminable at-will by us or by Ms. McDermott for any reason, with or without notice. Ms. McDermott is also entitled to participate in the Change in Control Severance Benefit Plan whereby in the event of a qualifying termination, she will be entitled to receive (i) a lump sum payment equal to twenty-four months’ base salary (less applicable tax and other withholdings), (ii) a lump sum payment equal to the officer’s target bonus for the year in which the officer is terminated, (iii) continuation of health benefits for twenty-four months and (iv) accelerated vesting of any unvested stock options and other securities or similar incentives held at the time of termination.

Executive Officer and Employee Incentive Plan

On November 30, 2011, the Compensation Committee of our Board recommended, and the Board approved, an incentive bonus plan for fiscal year 2012 designed to motivate our employees to achieve our financial objectives and to reward them for their achievements when our objectives are met. All of our employees will be entitled to participate in the incentive plan. Target bonus amounts vary based on a percentage of the employee’s base salary, which are 50% of base salary for executive officers and range from 10% to 50% of base salary for other employees depending on their level of responsibility. A bonus payment will be made at three levels, including at 50% of target, at 100% of target and at 200% of target, depending upon the achievement by our company of specified earnings per share goals. For purposes of the earnings per share calculation, the number of shares outstanding will also be held constant as of October 1, 2011.

Outstanding Equity Awards at Fiscal Year-End

The following table contains information regarding unexercised options for each named executive officer outstanding as of September 30, 2011.

	Outstanding Equity Awards at Fiscal Year-End
	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options			Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date
Name	Exercisable	Unexercisable		Total
Thomas R. Brown	250,000	—	(1)	250,000	—	$4.37	2/16/2012
	500,000	—	(2)	500,000	—	$3.25	5/9/2012
	100,000	—	(5)	100,000	—	$1.88	2/15/2013
	350,000	—	(6)	350,000	—	$0.48	12/8/2013
	187,500	62,500	(7)	250,000	—	$1.24	6/15/2015
	58,333	41,667	(8)	100,000		$2.63	12/6/2015
	83,334	166,666	(9)	250,000		$2.27	8/19/2021

Katherine H. McDermott	50,000	—	(3)	50,000	—	$3.43	8/6/2012
	50,000	—	(4)	50,000	—	$3.16	9/10/2012
	50,000	—	(5)	50,000	—	$1.88	2/15/2013
	75,000	—	(6)	75,000	—	$0.48	12/8/2013
	75,000	25,000	(7)	100,000	—	$1.24	6/15/2015

(1)	The option vests as to 1/3 of the shares on the date of grant of February 16, 2007 and 1/12 quarterly thereafter until fully vested.
(2)	The option vests as to 1/3 of the shares on the date of grant of May 9, 2007 and 1/12 quarterly thereafter until fully vested.
(3)	The option vests as to 1/4 on the first anniversary of the date of grant of August 6, 2007 and 1/16 per quarter thereafter until fully vested.
(4)	The option vests as to 1/3 of the shares on the date of grant of September 10, 2007 and 1/12 quarterly thereafter until fully vested.
(5)	The option vests as to 1/3 of the shares on the date of grant of February 15, 2008 and 1/12 quarterly thereafter until fully vested.
(6)	The option vests as to 1/3 of the shares on the date of grant of December 8, 2008 and 1/12 quarterly thereafter until fully vested.
(7)	The option vests as to 1/3 of the shares on the date of grant of June 15, 2010 and 1/12 quarterly thereafter until fully vested.
(8)	The option vests as to 1/3 of the shares on the date of grant of December 6, 2010 and 1/12 quarterly thereafter until fully vested.
(9)	The option vests as to 1/3 of the shares on the date of grant of August 19, 2011 and 1/12 quarterly thereafter until fully vested.

Fiscal 2011 Option Exercises

There were no options exercised by any named executive officer during the fiscal year ended September 30, 2011. We do not have any stock appreciation rights plans in effect and we have no long-term incentive plans, as those terms are defined in SEC regulations. During the fiscal year ended September 30, 2011, we did not adjust or amend the exercise price of stock options awarded to the named executive officers. We have no defined benefit or actuarial plans covering any named executive officer.

Potential Payments Upon Termination or Change-in-Control

Under our employment agreement with Mr. Brown, in the event that Mr. Brown’s employment is terminated for any reason other than cause, or if he resigns for good reason, he will be entitled to severance equal to one month’s salary for each two month period of service, or portion thereof, up to six months’ salary. Mr. Brown’s current annual salary is $275,000. As such, in the event we are required to make severance payments to him, he would be entitled to $22,917 for each two months of service, up to an aggregate of $137,500. He will also be entitled to continuation of his company-provided health and dental benefits for the same period of time.

We have a Change in Control Severance Benefit Plan under which, in the event of a qualifying termination, each of two participating executives will be entitled to receive (i) a lump sum payment equal to twenty-four months’ base salary (less applicable tax and other withholdings), (ii) a lump sum payment equal to the officer’s target bonus for the year in which the officer is terminated, (iii) continuation of health benefits for twenty-four months and (iv) accelerated vesting of any unvested stock options and other securities or similar incentives held at the time of termination. A qualifying termination under the Change of Control Plan is any involuntary termination without cause or any voluntary termination for good reason, in each case occurring within three months before or twelve months after a change of control of the Company.

Compensation of Directors

The following table shows all the fees earned or cash paid during the fiscal year ended September 30, 2011 to our non-employee directors. No option or restricted stock awards, long-term incentive plan payouts or other types of payments, other than the amount identified in the chart below, were paid to these directors during the fiscal year ended September 30, 2011.

Director Compensation Fiscal Year 2011

Name	Fees Earned or Paid in Cash	Option Awards (1)	All Other Compensation	Total

Helen C. Adams	$20,000	$14,730	—	$34,730
Laura M. Clague	$20,000	$15,477	—	$35,477
Raymond C. Smith	$20,000	$756	—	$20,756

(1)	The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended September 30, 2011, in accordance with ASC 718, “Compensation-Stock Compensation”. Assumptions used in the calculation of these amounts are included in the notes to our audited financial statements for the fiscal year ended September 30, 2011, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on December 5, 2011.

During fiscal year 2011, each of our non-employee directors was paid a fee of $5,000 per quarter, payable quarterly in arrears. No additional amounts are payable for committee participation.

EQUITY COMPENSATION PLAN INFORMATION

At September 30, 2011, we had one equity incentive plan under which equity securities are or have been authorized for issuance to our employees, consultants or directors: the 2005 Equity Incentive Plan. This plan has been approved by our stockholders. In addition, from time to time we issue to employees, directors and service providers special stock options, inducement grants and warrants to purchase common shares, and these grants have not been approved by stockholders. The following table sets forth information as of September 30, 2011.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	4,181,339	$2.40	251,977
Equity compensation plans not approved by security holders	—	—	—
Total	4,181,339	$2.40	251,977

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Ms. Adams, Admiral Smith and Ms. Clague (Chair) served on the Compensation Committee during fiscal 2011 and comprise our current Compensation Committee. None of the members of our Compensation Committee during the fiscal year ended September 30, 2011 are or were formerly officers or employees of our company. No executive officer of our company (1) served as a member of the compensation committee (or other committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our Compensation Committee, (2) served as a director of another entity, one of whose executive officers served on our Compensation Committee, or (3) served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of our company.

REPORT OF THE AUDIT COMMITTEE

Introductory Note: The following report is not deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended September 30, 2011.

The Audit Committee has reviewed and discussed the audited financial statements of LRAD Corporation with management. The Audit Committee has discussed with Squar, Milner, Peterson, Miranda & Williamson, LLP, our independent registered public accounting firm, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended, which includes, among other items, matters related to the conduct of the audit of our financial statements. The Audit Committee has also received written disclosures and the letter from Squar, Milner, Peterson, Miranda & Williamson, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accounting firm’s communications with the audit committee concerning independence, and has discussed with Squar, Milner, Peterson, Miranda & Williamson, LLP its independence from our company.

The Audit Committee acts pursuant to the Audit Committee Charter adopted by the Board of Directors. Each of the members of the Audit Committee qualifies as an independent director under the current listing standards of the NASDAQ Stock Market.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that audited financial statements be included in our company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011.

AUDIT COMMITTEE

Helen C. Adams (Chair)

Laura M. Clague

Raymond C. Smith

TRANSACTIONS WITH RELATED PERSONS

During the fiscal year ended September 30, 2011 there were no (and there are no currently proposed) transactions in which the amount involved exceeded the lesser of $120,000 or 1% of the average of total assets at year end for the last two completed fiscal years to which we were (or are to be) a participant and in which any executive officer, director, nominee for director, 5% beneficial owner of our common stock or member of the immediate family of any of the foregoing persons had (or will have) a direct or indirect material interest.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

Any stockholder or stockholder’s representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting may request reasonable assistance or accommodation from us by contacting the Secretary at LRAD Corporation, 15378 Avenue of Science, Suite 100, San Diego, California 92128 or at (858) 676-1112. To provide us sufficient time to arrange for reasonable assistance or accommodation, please submit all requests by February 20, 2012.

Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy card promptly.

By Order of the Board of Directors

Thomas R. Brown
Chairman of the Board

January 23, 2012

A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended September 30, 2011 has been made available on-line or will be mailed upon request by our proxy service. Exhibits to the Form 10-K are available without charge upon written request to the Secretary at LRAD Corporation, 15378 Avenue of Science, Suite 100, San Diego, California 92128.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Combined Document is/are available at www.proxyvote.com.

LRAD CORPORATION

THIS PROXY RELATES TO THE ANNUAL MEETING OF THE STOCKHOLDERS TO BE HELD

MARCH 21, 2012

The undersigned hereby appoints THOMAS R. BROWN and KATHERINE H. MCDERMOTT or either of them, with full power of substitution, as attorneys and proxies to vote all shares of Common Stock of LRAD Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of LRAD CORPORATION (the “Company”) to be held at 2:00 p.m. (local time) at the Company’s principal offices located at 15378 Avenue of Science, San Diego, California 92128 on March 21, 2012 and any postponements, continuations and adjournments thereof, with all powers which the undersigned would possess if personally present, upon and in respect of the matters listed on the reverse side and in accordance with the instructions indicated on the reverse side, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL ONE, FOR PROPOSAL TWO, FOR PROPOSAL THREE AND EVERY YEAR IN RESPONSE TO PROPOSAL FOUR, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

This proxy has been solicited by or for the benefit of the Board of Directors of the Company. I understand that I may revoke this proxy only by written instructions to that effect, signed and dated by me, which must be actually received by the Company prior to commencement of the Annual Meeting.

Continued and to be signed on reverse side

15378 AVENUE OF SCIENCE, SUITE 100 SAN DIEGO, CA 92128

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by LRAD CORPORATION in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS    PROXY    CARD    IS    VALID     ONLY    WHEN    SIGNED    AND    DATED.

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors
	Nominees	☐	☐	☐
01	Thomas R. Brown 02 Helen C. Adams 03 Raymond C. Smith 04 Laura M. Clague
The Board of Directors recommends you vote FOR proposals 2 and 3.						For	Against	Abstain
2	To ratify the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as independent registered public accounting firm of the Company for the fiscal year ending September 30, 2012.					☐	☐	☐
3	Advisory Vote on Executive Compensation.					☐	☐	☐
The Board of Directors recommends you vote 1 YEAR on the following proposal:					3 years	2 years	1 year	Abstain
4	Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation.				☐	☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
		Yes	No
Please indicate if you plan to attend this meeting		☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

SHARES
CUSIP #
			JOB #				SEQUENCE #
	Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date